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                                                                    Exhibit 32.2

                    Certification of Chief Financial Officer
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002(subscription (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Vialta, Inc., a Delaware corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

     (1) the Quarterly Report on Form 10-Q for the quarter ended June 30, 2004 (the "Form 10-Q") of the Company fully complies with the financial requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated: August 13, 2004                      By: /s/ William M. Scharninghausen
                                            ------------------------------------
                                            William M. Scharninghausen
                                            Chief Financial Officer